                                                                   EXHIBIT 99.38


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

American Hawaii Properties Corporation,

                                                        Case Number 01-10976 EIK

                    Debtor.                             Chapter 11



                         STATEMENT OF FINANCIAL AFFAIRS
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of American Hawaii Properties Corporation, the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Statement of Financial Affairs, and any attachments thereto, and that it is true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Statement of Financial Affairs accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       American Hawaii Properties Corporation
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: AMERICAN HAWAII PROPERTIES CORPORATION          Case Number:01-10976(EIK)

                         STATEMENT OF FINANCIAL AFFAIRS

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the "Petition Date").
The Debtor has used its best efforts to compile the information set forth in this Statement of Financial Affairs from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend this Statement of Financial Affairs as additional information becomes available. Certain information set forth in this Statement of Financial Affairs is duplicative of information previously disclosed in the chapter 11 petitions or related first day papers filed by the debtors and debtors in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV").
In the course of preparing this Statement of Financial Affairs, the Debtor reviewed and, where appropriate, revised such information, to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1


In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

1.       INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS
None     State the gross amount of income the debtor has received from
 [X] employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and the ending dates of the debtor's fiscal year).

             AMOUNT                  SOURCE (if more than one)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re:AMERICAN HAWAII PROPERTIES CORPORATION              Case No: 01-10976(EIK)

2.       INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS
None     State the amount of income received by the debtor other than from
 [ ] employment, trade, profession or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars.


            AMOUNT                        SOURCE
            ------                        ------
            $12,000.00                     01/01/00 - 12/31/00 -- OTHER INCOME

The presentation of financial data has been prepared as part of the Debtor's annual tax filing with the Internal Revenue Service. The tax filings were the only manner in which financial data was prepared on a consolidating basis for all Debtor subsidiaries. This information is unaudited. Previously, financial information was prepared on a consolidated basis for all debtors or for certain groups of debtors. Consolidated financial statements for American Classic Voyages Co., and for certain other subsidiaries was audited by the independent auditors listed in item 19b. Differences between the audited consolidated financial statements of American Classic Voyages Co. and the information presented in these schedules for each debtor and non-debtor on a consolidated basis relates primarily to differences between tax-basis and book-basis depreciation expense.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

3.     PAYMENTS TO CREDITORS

None     a. List all payments on loans, installment purchases of goods or
 [ ] services, and other debts, aggregating more than $600.00 to any creditor, made within 90 days immediately preceding the commencement of this case.


NAME AND ADDRESS                   DATE OF              AMOUNT                AMOUNT
OF CREDITOR                        PAYMENT              PAID                  STILL OWING
-----------                        -------              ----                  -----------

                               - See attachment -

                         Statement of Financial Affairs
                            3A. Payment to Creditors                 Page:1 of 1

Debtor: AMERICAN HAWAII PROPERTIES CORPORATION             Case No:01-10976(EIK)


Creditor                           Check No.               Date                  Check Amount
--------                           ---------               ----                  ------------

In the ordinary course of business during the applicable period, the Debtor paid the majority of its subsidiaries' and affiliates' obligations through its centralized cash management system. Under this arrangement, the Debtor paid each of these obligations out of its bank accounts and then entered into offsetting transactions through intercompany accounts. The offsetting intercompany transactions made in the ordinary course of business, as described above, are not set forth herein.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION             Case No: 01-10976(EIK)

3.       PAYMENTS TO CREDITORS

None     b. List all payments within one year immediately preceding the
 [ ] commencement of this case to or for the benefit of creditors who are or were insiders.

NAME AND ADDRESS                 DATE OF          AMOUNT            AMOUNT
OF CREDITOR                      PAYMENT          PAID              STILL OWING
-----------                      -------          ----              -----------

                               - See attachment -

                         Statement of Financial Affairs              Page:1 of 1
                             3B. Payment to Insiders

Debtor: AMERICAN HAWAII PROPERTIES CORPORATION            Case No:(01-10976(EIK)


Creditor                Check No.           Date            Check Amount      Description
--------                ---------           ----            ------------      -----------


Please refer to the response to Item 3b in the Statement of Financial Affairs of Debtor American Classic Voyages Co., Case number 01-10954.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 4

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case.

  CASE #: 1:97-1217
 CAPTION: AGBAYANI, ARSENIO D. V. AMERICAN HAWAII
          PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1213
  APTION: ALBERSON, HOWARD C.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:93CV13494
 CAPTION: ANDERSON, SCOTT E. - ESTATE OF  V.  AMERICAN HAWAII PROPERTIES
          CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1232
 CAPTION: BLATCHFORD, MICHAEL J.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: C86-3163
 CAPTION: BRATTON, BENSON L.  V.   AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1224
 CAPTION: CORTEZ, ARSENIO B.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:89CV11043
 CAPTION: CUNNINGHAM, DAVID A.  V.   AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 2 of 4

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case.

  CASE #: 1:93CV10756
 CAPTION: DIAZ, LOUIE G.  V.   AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: C86-1869
 CAPTION: EADES, GEORGE A.  V.   AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:93CV10826
 CAPTION: FONTAINE, HARRY  V.   AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1243
 CAPTION: KENNEDY, GERALD C.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1249
 CAPTION: LAURETA, JOSEPH  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1248
 CAPTION: LEVINE, JODI B.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:93CV11200
 CAPTION: LIWAG, EXEQUIEL  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 3 of 4

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case.

  CASE #: C86-1680
 CAPTION: MELTON, JESSE E.  V.   AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1264
 CAPTION: POULIOT, REBECCA J.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:93CV10353
 CAPTION: REINOLDS-HARPER, KATHRYN F.  V.   AMERICAN HAWAII PROPERTIES
          CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1343
 CAPTION: ROCES, HONESTO W.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1341
 CAPTION: ROFAIL, GEORGE  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:98-705
 CAPTION: SHELTON, JOHN C.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:98-704
 CAPTION: SINNARD, DENNIS  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

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                              DISTRICT OF DELAWARE                   Page 4 of 4

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None     a. List all suits and administrative proceedings to which the debtor is
 [ ] or was a party within one year immediately preceding the filing of this bankruptcy case.

  CASE #: 1:89CV10126
 CAPTION: TAEOTUI, SENETENARI  V.   AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

  CASE #: 1:97-1462
 CAPTION: WERRILL, JOHN L.  V.  AMERICAN HAWAII PROPERTIES CORPORATION

   COURT:
  NATURE: ASBESTOS CLAIM
  STATUS: ACTIVE

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None     b. Describe all property that has been attached, garnished or seized
 [X] under any legal or equitable process within one year immediately preceding the commencement of this case

NAME AND ADDRESS OF PERSON FOR              DATE OF     DESCRIPTION AND VALUE OF
WHOSE BENEFIT PROPERTY WAS SEIZED           SEIZURE     PROPERTY
---------------------------------           -------     --------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

5.       REPOSSESSIONS, FORECLOSURES AND RETURNS

None     List all property that has been repossessed by a creditor, sold at a
 [X] foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case.

                                    DATE OF REPOSSESSION,
NAME AND ADDRESS OF                 FORECLOSURE, SALE,           DESCRIPTION AND VALUE
CREDITOR OR SELLER                  TRANSFER OR RETURN           OF PROPERTY
------------------                  ------------------           -----------

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

6.       ASSIGNMENTS AND RECEIVERSHIPS

None     a. Describe any assignment of property for the benefit of creditors
 [X] made within 120 days immediately preceding the commencement of this case.

NAME AND ADDRESS                   DATE OF                 TERMS OF ASSIGNMENT
OF ASSIGNEE                        ASSIGNMENT              OR SETTLEMENT
-----------                        ----------              -------------

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

6.       ASSIGNMENTS AND RECEIVERSHIPS

None     b. List all property which has been in the hands of a custodian,
 [X] receiver, or court-appointed official within one year immediately preceding the commencement of this case.

                                  NAME AND LOCATION
NAME AND ADDRESS                  OF COURT, CASE TITLE          DATE OF     DESCRIPTION AND
OF CUSTODIAN                      AND NUMBER                    ORDER       VALUE OF PROPERTY
------------                      ----------                    -----       -----------------

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

7.       GIFTS

None     List all gifts or charitable contributions made within one year
 [X] immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient.

NAME AND ADDRESS OF PERSON                   RELATIONSHIP TO           DATE OF            DESCRIPTION AND
OR ORGANIZATION                              DEBTOR, IF ANY            GIFT               VALUE OF GIFT
---------------                              --------------            ----               -------------

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

8.       LOSSES

None     List all losses from fire, theft, other casualty or gambling within one
 [X] year immediately preceding the commencement of this case or since the commencement of this case.

                                             DESCRIPTION OF CIRCUMSTANCE AND, IF LOSS
DESCRIPTION AND                              WAS COVERED IN WHOLE OR IN                              DATE OF
VALUE OF PROPERTY                            PART BY INSURANCE, GIVE PARTICULARS                     LOSS
-----------------                            -----------------------------------                     ----

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

9.       PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY

None     List all payments made or property transferred by or on behalf of the
 [ ] debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

NAME AND ADDRESS                 DATE OF PAYMENT, NAME OF              AMOUNT OF MONEY OR DESCRIPTION
OF PAYEE                         PAYOR, IF OTHER THAN DEBTOR           AND VALUE OF PROPERTY
--------                         ---------------------------           ---------------------

The preparation of the Debtor's chapter 11 petition and related consultation were paid in conjunction with the provision of similar services to the Debtor's affiliate, Debtor American Classic Voyages Co., Case Number 01-10954. See Item 9 in American Classic Voyages Cos. Statement of Financial Affairs regarding relevent payment information.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

10.      OTHER TRANSFERS

None     List all other property, other than property transferred in the
 [X] ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF TRANSFEREE,                                         DESCRIBE PROPERTY TRANSFERRED
RELATIONSHIP TO DEBTOR                          DATE                    AND VALUE RECEIVED
----------------------                          ----                    ------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

11.      CLOSED FINANCIAL ACCOUNTS

None     List all financial accounts and instruments held in the name of the
 [X] debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments, shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions.

NAME AND ADDRESS                                                         AMOUNT AND DATE
OF INSTITUTION                     TYPE AND NUMBER OF ACCOUNT            OF CLOSING
--------------                     --------------------------            ----------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

12.      SAFE DEPOSIT BOXES

None     List each safe deposit or other box or depository in which the debtor
 [X] has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case.


                                                                                                    DATE OF
NAME AND ADDRESS OF BANK                   NAME AND ADDRESS OF THOSE WITH      DESCRIPTION OF       TRANSFER OR
OR OTHER DEPOSITORY                        ACCESS TO BOX OR DEPOSITORY         CONTENTS             SURRENDER, IF ANY
-------------------                        ---------------------------         --------             -----------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

13.      SET-OFFS

None     List all set-offs made by any creditor, including a bank, against a
 [X] debt or deposit of the debtor within 90 days preceding the commencement of this case.

NAME AND ADDRESS OF
CREDITOR                        DATE OF SET-OFF                       AMOUNT OF SET-OFF
--------                        ---------------                       -----------------

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

14.      PROPERTY HELD FOR ANOTHER PERSON

None     List all Property owned by another person that the debtor holds or
 [X]     controls.

NAME AND ADDRESS                  DESCRIPTION AND VALUE                            LOCATION OF
OF OWNER                          OF PROPERTY                                      PROPERTY
--------                          -----------                                      --------

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

15.      PRIOR ADDRESS OF DEBTOR

None     If the debtor has moved within the two years immediately preceding the
 [X] commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case.

ADDRESS                          NAME USED                     DATES OF OCCUPANCY
-------                          ---------                     ------------------
                                                                From:
                                                                  To:

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

16.      SPOUSES AND FORMER SPOUSES

None     If the debtor resides or resided in a community property state,
 [X] commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of this case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION             Case No: 01-10976(EIK)

17.      ENVIRONMENTAL INFORMATION
         For the purpose of this question, the following definitions apply:

         "Environmental Law" means any federal, state or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land soil, surface water, ground water, or other medium, including but not limited to, statutes or regulation regulating the cleanup of these substances, wastes, or material.

         "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites. "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under Environmental Law.

None     a. List the name and address of every site for which the debtor has
 [X] received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known , the Environmental Law.

SITE NAME                           NAME AND ADDRESS                        DATE OF               ENVIRONMENTAL
AND ADDRESS                         OF GOVERNMENTAL UNIT                    NOTICE                LAW
-----------                         --------------------                    ------                ---

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)


17.      ENVIRONMENTAL INFORMATION

None     b. List the name and address of every site for which the debtor
 [X] provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.



SITE NAME                           NAME AND ADDRESS                        DATE OF               ENVIRONMENTAL
AND ADDRESS                         OF GOVERNMENTAL UNIT                    NOTICE                LAW
-----------                         --------------------                    ------                ---

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

17.      ENVIRONMENTAL INFORMATION

None     c. List all judicial or administrative proceedings, including
 [X] settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.


NAME AND ADDRESS                          DOCKET                       STATUS OR
OF GOVERNMENTAL UNIT                      NUMBER                       POSITION
--------------------                      ------                       --------

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

18.      NATURE, LOCATION AND NAME OF BUSINESS

None     a. If the debtor is an individual, list the names, addresses, taxpayer
 [X] identification numbers, nature of the business, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

         If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

         If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.


NAME AND                     TAXPAYER        NATURE OF                              BEGINNING &
ADDRESS                      ID NUMBER       BUSINESS                               ENDING DATES
-------                      ---------       --------                               ------------

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

18.      NATURE, LOCATION AND NAME OF BUSINESS

None     b. Identify any business listed in response to subdivision a., above,
 [X]     that is "single asset real estate" as defined in 11 U.S.C. SEC 101.

NAME                                              ADDRESS

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

         The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation, a partner, other than a limited partner, of a partnership, a sole proprietor or otherwise self-employed.

         (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     a. List all bookkeepers and accountants who within the two years
 [ ] immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS                                     DATES SERVICE RENDERED
----------------                                     ----------------------
JOHN M. RAU                                              06/94 - 07/01
3151 NORTH LINCOLN AVENUE, #306
CHICAGO  IL  60657

NICHOLAS J. DAVISON                                      12/99 - PRESENT
SAN MICHELE, APARTMENT 2108
1301 SAINT TROPEZ CIRCLE
WESTON  FL  33326

RANDALL L. TALCOTT                                       10/98 - PRESENT
4641 NORTH MAGNOLIA AVENUE, #2N
CHICAGO  IL  60640

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     b. List all firms or individuals who within two years immediately
 [ ] preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.


NAME                                              ADDRESS                                        DATES SERVICE RENDERED
----                                              -------                                        ----------------------
KPMG PEAT MARWICK LLP                          303 EAST WACKER DRIVE                             ENTIRE PERIOD COVERED
                                               CHICAGO  IL  60601

(*) The Debtor's financial information is generally recorded and reported on a consolidated basis and is included in the quarterly, annual and other reports of American Classic Voyages Co. While an opinion of independant auditors was not rendered on the financial statements of the Debtor in the two years preceding the filing of this bankruptcy case, the consolidated books of American Classic Voyages Co. (including the accounts of this Debtor) were audited by the firm listed above.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     c. List all firms or individuals who at the time of the commencement of
 [ ] this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME                                              ADDRESS
----                                              -------
NICHOLAS J. DAVISON                               SAN MICHELE, APARTMENT 2108
                                                  1301 SAINT TROPEZ CIRCLE
                                                  WESTON FL 33326

RANDALL L. TALCOTT                                4641 NORTH MAGNOLIA AVENUE, #2N
                                                  CHICAGO IL 60640


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     d. List all financial institutions, creditors and other parties,
 [ ] including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

NAME AND ADDRESS                                           DATES ISSUED

During the applicable period, with certain exceptions, American Classic Voyages Co. has periodically submitted its financial statements to the Securities and Exchange Commission, on a consolidated basis. As a result, the Debtor's consolidated financial statements are publicaly available. In addition, American Classic Voyages Co. generally provides its consolidated financial statements directly to its primary lenders and, in certain circumstances, to other parties in the ordinary course of business, including in support of requests for extensions of trade credit.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

20.      INVENTORIES

None     a. List the dates of the last two inventories taken of your property,
 [ ] the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF           INVENTORY                   DOLLAR AMOUNT OF INVENTORY
INVENTORY         SUPERVISOR                  (Specify cost, market or other basis)
---------         ----------                  -------------------------------------

The dates of the last two inventories taken of the Debtor's property and the persons who supervised the taking of such inventories are unknown. The book value of the inventories is stated in the Statement of Assets and Liabilities for the Debtor.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

20.      INVENTORIES

None     b. List the name and address of the person having possession of the
 [ ]     records of each of the two inventories reported in a., above.


                      NAME AND ADDRESS OF CUSTODIAN
DATE OF INVENTORY     OF INVENTORY RECORDS
-----------------     --------------------

The dates of the last two inventories taken of the Debtor's property and the persons who supervised the taking of such inventories are unknown. The book value of the inventories is stated in the Statement of Assets and Liabilities for the Debtor.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     a. If the debtor is a partnership, list the nature and percentage of
 [X]     partnership interest of each member of the partnership.

NAME AND ADDRESS                              NATURE OF INTEREST                            PERCENTAGE OF INTEREST
----------------                              ------------------                            ----------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers and directors of
 [ ] the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

                                                                                         NATURE AND PERCENTAGE
NAME AND ADDRESS                        TITLE                                            OF STOCK OWNERSHIP
----------------                        -----                                            ------------------
ALLEN, JORDAN B                         DIRECTOR, EXECUTIVE VICE PRESIDENT AND           NONE
700 BISHOP STREET, STE. 800             SECRETARY                                        0.00%
HONOLULU  HI 96813

CALIAN, PHILIP C                        DIRECTOR, CHAIRMAN OF THE BOARD AND CHIEF        NONE
700 BISHOP STREET, STE. 800             EXECUTIVE OFFICER                                0.00%
HONOLULU  HI 96813

DAVISON, NICHOLAS J                     VICE PRESIDENT - FINANCE AND ASSISTANT           NONE
700 BISHOP STREET, STE. 800             TREASURER                                        0.00%
HONOLULU  HI 96813

DUNCAN, LYALL J                         ASSISTANT SECRETARY                              NONE
700 BISHOP STREET, STE. 800                                                              0.00%
HONOLULU  HI 96813

GREAT HAWAIIAN CRUISE LINE, INC                                                          OWNER
700 BISHOP STREET, STE. 800                                                              100%
HONOLULU  HI 96813

MCLEOD, RODERICK K                      DIRECTOR, PRESIDENT AND CHIEF OPERATING          NONE
700 BISHOP STREET, STE. 800             OFFICER                                          0.00%
HONOLULU  HI 96813

TALCOTT, RANDALL L                      VICE PRESIDENT AND TREASURER                     NONE
700 BISHOP STREET, STE. 800                                                              0.00%
HONOLULU  HI 96813

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

22.      FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     a. If the debtor is a partnership, list each member who withdrew from
 [X] the partnership within one year immediately preceding the commencement of this case.

NAME                         ADDRESS                             DATE OF WITHDRAWAL
----                         -------                             ------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

22.      FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers or directors whose
 [X] relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME                            TITLE                              DATE OF TERMINATION
----                            -----                              -------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

23.      WITHDRAWAL FROM A PARTNERSHIP OR DISTRIBUTIONS BY A CORPORATION

None     If the debtor is a partnership or corporation, list all withdrawals or
 [ ] distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF RECIPIENT           DATE AND PURPOSE                AMOUNT OF MONEY OR DESCRIPTION
AND RELATIONSHIP TO DEBTOR              OF WITHDRAWAL                   AND VALUE OF PROPERTY
--------------------------              -------------                   ---------------------

Please see response to Item 3b in the Statement of Financial Affairs of Debtor, American Classic Voyages Co., Case Number 01-10954.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

24.      TAX CONSOLIDATION GROUP

None     If the debtor is a corporation, list the name and federal taxpayer
 [ ] identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the six year period immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION                     TAXPAYER IDENTIFICATION NUMBER
--------------------------                     ------------------------------
AMERICAN CLASSIC VOYAGES CO.                   31-0303330

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: AMERICAN HAWAII PROPERTIES CORPORATION              Case No:01-10976(EIK)

25.      PENSION FUNDS

None     If the debtor is not an individual, list the name and federal taxpayer
 [X] identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within the six-year period immediately preceding the commencement of the case.

NAME OF PENSION FUND                 TAXPAYER IDENTIFICATION NUMBER